Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
NOVEMBER, 1998



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.4723%



        Excess Protection Level
          3 Month Average  5.34%
          November, 1998  5.69%
          October, 1998  5.90%
          September, 1998  4.44%


        Cash Yield                                  17.96%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.32%


        Over 35 Day Delinquency                     5.37%


        Seller's Interest                           9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $ 40,339,382,471.40


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,787,462,952.91